UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

EBIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 281-2020

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On August 5, 2008 Ebix, Inc. (the “Company” or “Ebix”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of its acquisition of Acclamation Systems, Inc. (“Acclamation”). This Amendment No. 1 amends the Original Filing to provide the financial statement information required by Items 9.01(a) and 9.01(b) of Form 8-K which had been excluded from the initial filing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Acclamation, including its balance sheets as of December 31, 2007, the statement of income and cash flows for year ended December 31, 2007, and the related notes and report of the independent registered public accounting firm are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The unaudited financial statements of Acclamation, including its balance sheet as of June 30, 2008, the statement of income and cash flows for the six months ended June 30, 2008, and the related notes are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)	Pro Forma Financial Information

Ebix and Acclamation unaudited condensed and combined financial information, comprised of the pro forma combined balance sheets as of June 30, 2008, and pro forma combined statements of income for the for year ended December 31, 2007 and the six months ended June 30, 2008 and the related notes are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(c)	Exhibits

Exhibit 2.1*	Stock Purchase Agreement by and amongst Ebix, Acclamation, and Joseph Ott, as Seller

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (Habif, Arogeti & Wynne, LLP)

Exhibit 99.1*	Press release dated July 31, 2008, issued by Ebix, Inc.

Exhibit 99.2	Acclamation audited financial statements for the year ended December 31, 2007 and unaudited financial statements for the six months ended June 30, 2008

Exhibit 99.3	Ebix and Acclamation pro forma condensed and combined financial information (unaudited) as of December 31, 2007 and for the six month period ended June 30, 2008
_________________
* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

By:	/s/ Robert Kerris
Name: Robert Kerris
Title: Chief Financial Officer and Corporate Secretary

Dated: October 17, 2008

Exhibit Index

Exhibit No.	Description
Exhibit 2.1*	Stock Purchase Agreement by and amongst Ebix, Acclamation, and Joseph Ott, as Seller

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (Habif, Arogeti & Wynne, LLP)

Exhibit 99.1*	Press release dated July 31, 2008, issued by Ebix, Inc.

Exhibit 99.2	Acclamation audited financial statements for the year ended December 31, 2007 and unaudited financial statements for the six months ended June 30, 2008

Exhibit 99.3	Ebix and Acclamation pro forma condensed and combined financial information (unaudited) as of December 31, 2007 and for the six month period ended June 30, 2008
_________________

* Previously filed